SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                              ---------------------

                        DATE OF REPORT: FEBRUARY 17, 2005
                        (Date of earliest event reported)



                            INCENTRA SOLUTIONS, INC.
             (Exact name of Registrant as specified in its charter)



                                     NEVADA
                 (State or other jurisdiction of incorporation)

                333-16031                                    86-0793960
          (Commission File No.)                          (I.R.S. Employer
                                                        Identification No.)



                                1140 PEARL STREET
                             BOULDER, COLORADO 80302
               (Address of principal executive offices; zip code)

                                 (303) 440-7930
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):



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|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange
    Act (17 CFR 240.13e-4(c))






















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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         (a) In connection with the closing of our acquisition of all of the outstanding capital stock of STAR Solutions of Delaware, Inc., a Delaware corporation, as discussed in Item 2.01 below, on February 18, 2005, we, along with one of our subsidiaries, entered into several material agreements. The material agreements include an agreement and plan of merger, a $2,500,000 convertible promissory note, a registration rights agreement, an employment agreement and a consulting agreement. The descriptions of such agreements contained in Item 2.01 below are incorporated herein by reference.

         (b) On February 18, 2005, STAR Solutions of Delaware, Inc., one of our wholly-owned subsidiaries ("New SSI"), obtained a revolving line of credit from Wells Fargo Bank, N. A. ("Wells Fargo"), which provides for borrowings, from time to time until March 1, 2007, of up to $5,000,000. In connection with the line of credit, on February 18, 2005, New SSI entered into a credit agreement (the "Credit Agreement") with Wells Fargo and executed in favor of Wells Fargo a revolving line of credit note (the "LOC Note"), a continuing security agreement (rights to payment and inventory) ("Security Agreement #1") and a security agreement (equipment) ("Security Agreement #2, and collectively with Security Agreement #1, the "Security Agreements"). The Credit Agreement, the LOC Note and the Security Agreements are collectively referred to as the "Loan Documents."

         Pursuant to the Credit Agreement, the maximum principal amount of all borrowings under the line of credit cannot exceed 80% of New SSI's eligible accounts receivable. The Credit Agreement further provides that all borrowed amounts shall, at the option of Wells Fargo and without notice, become immediately due and payable upon the occurrence an event of default (as defined in the Credit Agreement). Such events of default include, without limitation, the occurrence of any of the following events: (i) the failure to pay when due any amounts payable under the Loan Document, (ii) any financial statement furnished to Wells Fargo or any representation or warranty made in the Loan Documents shall prove to be incorrect, false or misleading in any material respect when furnished or made, (iii) any default in the performance of any obligation contained in the Loan Documents, subject to a twenty (20) cure period in certain instances, (iv) there shall exist or occur any condition which Wells Fargo in good faith believes impairs, or is substantially likely to impair, the prospect of payment or performance under the Loan Documents or (v) a change in ownership of an aggregate of 25% or more of the common stock of New SSI. Principal amounts not paid when due bear interest at four percent (4%) above the per annum rate of interest of the LOC Note.

         The LOC Note provides that interest on all outstanding principal amounts shall accrue at a rate per annum equal to the "Prime Rate" (as reported by Wells Fargo) plus one and one-half percent (1.5%) (subject to certain adjustments based on New SSI's tangible net worth (as defined in the Credit Agreement). Interest on the LOC Note is payable monthly on the first day of each month during the term of the LOC Note, commencing April 1, 2005. Pursuant to the Security Agreements, borrowings under the line of credit are secured by a first priority lien on all of New



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SSI's assets. If an event of default occurs under the Security Agreements or the
Note, Wells Fargo has the right to accelerate payments under the LOC Note and, in addition to any other remedies available to it, to foreclose upon the assets securing the LOC Note.

         In addition, on February 18, 2005, we executed a continuing guaranty in favor of Wells Fargo (the "Guaranty") pursuant to which we agreed to unconditionally guarantee New SSI's repayment of all borrowings under the line of credit. Pursuant to a Standstill Agreement among Wells Fargo, Laurus Master Fund, Ltd., a Cayman Islands company ("Laurus") and us, Wells Fargo has agreed that it will not take any action to enforce the Guaranty against us without the prior written consent of Laurus for so long as Laurus is a secured creditor of our company.

         In connection with the consummation of the acquisition described in
Item 2.01 of this Report, on February 18, 2005, New SSI borrowed $1.9 million under the line of credit. In addition, at the time of such acquisition, New SSI had cash in bank accounts totaling $1.6 million.

         (c) On February 17, 2005, we entered into an Amendment and Waiver (the "Laurus Amendment and Waiver") with Laurus. The Laurus Amendment and Waiver waives certain events of default under the Registration Rights Agreement, dated as of May 13, 2004, by and between the parties (as amended on October 25, 2004, the "Registration Rights Agreement") and the Secured Convertible Term Note issued by us on May 13, 2004 in favor of Laurus. Pursuant to the Laurus Amendment and Waiver, Laurus agreed to waive all fees and default interest arising from our failure to pay the liquidated damages set forth in the Registration Rights Agreement and further waive any liquidated damages due and payable to Laurus by us in connection with out failure to maintain the effectiveness of our registration statement on Form SB-2 (Registration Statement No. 333-116942)(the "Registration Statement") as required by Section 2(b)(iii) of the Registration Rights Agreement.

         On February 18, 2005, we entered into a Waiver and Subordination Agreement with Laurus (the "Laurus Subordination"). The Laurus Subordination waives our obligation under Section 6.12(e)(ii) of the Securities Purchase Agreement, dated as of May 13, 2004, between Laurus and us (as amended, the "Laurus Purchase Agreement") to cause New SSI to become a party to the Master Security Agreement, dated as of May 13, 2004, between Laurus and us, as amended. Pursuant to the Laurus Subordination, Laurus also agreed to subordinate to Wells Fargo its security interest in the accounts receivable and other rights to payments, general intangibles, equipment and inventory of New SSI.

         In consideration of the waivers and subordination by Laurus described above, we agreed to issue Laurus an immediately exercisable seven-year warrant to purchase 3,625,000 shares of our common stock at an exercise price of $0.26 per share, at any time on or prior to February 17, 2012 (the "Additional Warrant") and further agreed to amend the Registration Statement to include the shares of our common stock issuable upon exercise of the Additional Warrant.




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                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On February 18, 2005 (the "Closing Date"), we acquired all of the outstanding capital stock of STAR Solutions of Delaware, Inc., a Delaware corporation ("Old SSI"). The transaction was structured as a merger of Old SSI with and into Incentra Merger Corp., a Delaware corporation ("IMC") and a newly-formed, wholly-owned subsidiary of our company. The acquisition was effected pursuant to an Agreement and Plan of Merger dated as of February 18, 2005 (the "Merger Agreement"), by and among our company, Old SSI, IMC and Alfred Curmi ("Curmi"), the controlling stockholder of Old SSI.

         Immediately following the acquisition, IMC changed its name to "STAR Solutions of Delaware, Inc." ("New SSI").

         Pursuant to the Merger Agreement, the purchase price for all of the issued and outstanding shares of Old SSI capital stock held by Curmi was paid on the Closing Date through (i) a cash payment of $1,422,000, (ii) the issuance to Curmi, or his designees, of an aggregate of 12,617,555 unregistered shares of our common stock and (iii) the issuance to Curmi of an unsecured convertible promissory note in the principal amount of $2.5 million (the "Note"). In addition, we paid $78,000 to the sole remaining stockholder of Old SSI in exchange for all shares of capital stock of Old SSI held by such stockholder. Among other terms and conditions of the Merger Agreement, as soon as practicable after the Closing Date we are required to take all necessary actions (including amending our articles of incorporation) to ensure that we will have sufficient authorized but unissued shares of our common stock to permit the conversion of the Note in accordance with its terms. The cash amounts paid on the Closing Date were provided pursuant to the line of credit described in Item 1.01(b) of this Report. In addition, at the time of the acquisition, New SSI had cash in bank accounts totaling $1.6 million.

         Interest on the Note accrues on the unpaid principal balance at an annual rate of one-half percent (0.5%). Principal is payable as follows: (i) $125,861 on May 1, 2005, (ii) eight consecutive quarterly payments of $251,722, commencing on August 1, 2005, and (iii) a single payment of $377,583 on August 1, 2007 (each of the foregoing dates, a "Payment Due Date"). All or a portion of the outstanding principal and interest due under the Note may be converted by the holder into shares of our common stock at any time from the end of each calendar quarter immediately preceding a Payment Due Date until and including one day prior to such Payment Due Date. The Note is initially convertible at a conversion price equal to the greater of (i) $0.40 or (ii) seventy percent (70%) of the average closing price of our common stock, as reported on the Over-The-Counter Bulletin Board, for the ten (10) consecutive trading days ending on and including the last day of the calendar quarter immediately preceding the applicable Payment Due Date. As of the Closing Date, the Note was convertible into a maximum of 6,250,000 shares of our common stock. Our obligations under the Note are not secured by any of our assets.

         The Note further provides that all unpaid principal and accrued interest shall, at the option of Curmi and without notice, become immediately due and payable upon the occurrence

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an event of default (as defined in the Note). Such events of default include, without limitation, the occurrence of any of the following events: (i) our failure to pay within ten (10) days after the applicable due date any amounts payable under the Note, (ii) an assignment by us for the benefit of our creditors, or (iii) our failure to perform any material covenant under the Merger Agreement, the registration rights agreement or the consulting agreement described below or any other material agreement between Curmi and our company. Principal amounts not paid when due (subject to applicable cure periods) bear interest at twelve percent (12%).

         Concurrently with the consummation of the acquisition, we entered into a registration rights agreement with Curmi, pursuant to which, at any time after March 1, 2006, Curmi shall have the right to cause us to register under the Securities Act of 1933, as amended, the shares of common stock issued to him in the acquisition and the shares of common stock issuable upon conversion of the Note. The agreement also provides that, after March 1, 2006, Curmi shall have `piggy-back' registration rights.

         In connection with the consummation of the acquisition, Elaine Bellock, an executive officer of Old SSI, was appointed the President of New SSI. New SSI entered into an `at-will' employment agreement dated as of the Closing Date with Ms. Bellock that provides that Ms. Bellock will receive an initial annual base salary of $240,000 and, for the 2005 fiscal year, will be eligible to receive a performance-based bonus of up to $100,000. Ms. Bellock will also be eligible to participate in our Equity Incentive Plan. The employment agreement also provides that Ms. Bellock may terminate the agreement upon thirty (30) days prior written notice and that New SSI may terminate Ms. Bellock's employment, with or without cause, at any time upon written notice to Ms. Bellock. If Ms. Bellock is terminated by New SSI without cause, she will be entitled to receive her annual base salary from the date of termination until the later of six months after the date of termination or one year from the effective date of the employment agreement, and certain group health benefits.

         On the Closing Date, we entered into a consulting agreement with FGBB, Inc., a Nevada corporation that is controlled by Curmi ("FGBB"), pursuant to which FGBB will provide sales and marketing services to us relating to the business of New SSI. The consulting agreement has a two-year term and may be terminated by FGBB upon ten (10) days prior written notice or by either party upon a material breach by the other party that remains uncured after ten (10) days notice thereof. The consulting agreement provides that we will pay FGBB a consulting fee of $500,000 for services to be provided thereunder, which amount shall be paid in twenty-four (24) equal monthly payments of $20,833.33, commencing on March 5, 2005.

         Inveraray Partners LLC ("Inveraray") acted as our exclusive mergers and acquisitions advisor in the acquisition and in consideration of its services we paid Inveraray the sum of $400,000.

         The above description of the acquisition and the material agreements is not a complete description of the material terms of the transaction or the material agreements and is qualified in its entirety by reference to the agreements entered into in connection with the transaction, copies of which are included as exhibits to this Current Report on Form 8-K.

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ITEM  2.03.    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
               AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         (a) The description of the Note in Item 2.01 above is incorporated herein by reference.

         (b) The description of the line of credit from Wells Fargo in Item 1.01(b) above is incorporated herein by reference.

                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES.

         (a) On February 18, 2005, in connection with the closing of the transactions discussed in Item 2.01 above, we issued an aggregate of 12,617,555 shares of common stock to Curmi, or his designees. Such shares were issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act, on the basis that their issuance did not involve a public offering, no underwriting fees or sales commissions were paid by us in connection with such sale and Curmi represented to us that he was an "accredited investor," as defined in the Securities Act of 1933, as amended.

         (b) On February 18, 2005, in connection with the closing of the transactions discussed in Item 2.01 above, we issued the Note, as described in
Item 2.01 above. Such description is incorporated herein by reference. The Note was issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act, on the basis that its issuance did not involve a public offering, no underwriting fees or sales commissions were paid by us in connection with such issuance and Curmi, the acquirer of the Note, represented to us that he was an "accredited investor," as defined in the Securities Act of 1933, as amended.

         (c) On February 17, 2005, in connection with the execution of the Laurus Amendment and Waiver and Laurus Subordination discussed in Item 1.01(c) above, we issued to Laurus the Additional Warrant for the purchase up to 3,625,000 shares of our common stock. The Additional Warrant was issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act, on the basis that its issuance did not involve a public offering, no underwriting fees or sales commissions were paid by us in connection with such issuance and Laurus represented to us that it was an "accredited investor," as defined in the Securities Act of 1933, as amended.





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                            SECTION 8 - OTHER EVENTS

ITEM 8.01         OTHER EVENTS.

         On February 22, 2005, we issued a press release announcing the completion of the acquisition described in Item 2.01 above. The press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Financial statements, if any, required by this item will be filed by within the time period prescribed by this item.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Pro forma financial information, if any, required by this item will be filed by within the time period prescribed by this item.

          (c)     Exhibits.

        NUMBER        DOCUMENTS
        ------        ---------

         2.1 Agreement and Plan of Merger, dated as of February 18, 2005, by and among Incentra Solutions, Inc., Incentra Merger Corp., STAR Solutions of Delaware, Inc. and Alfred Curmi.

         10.1 $2,500,000 Convertible Promissory Note, dated as of February 18, 2005, by Incentra Solutions, Inc. in favor of Alfred Curmi.

         10.2 Registration Rights Agreement, dated as of February 18, 2005, by and between Incentra Solutions, Inc. and Alfred Curmi.

         10.3 Employment Agreement, dated as of February 18, 2005, by and between STAR Solutions of Delaware, Inc. and Elaine Bellock.

         10.4 Consulting Agreement, dated as of February 18, 2005, by and between Incentra Solutions, Inc. and FGBB, Inc.


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         10.5         Credit Agreement, dated as of February 18, 2005, by and
                      between STAR Solutions of Delaware, Inc. and Wells Fargo Bank, N.A.

         10.6 Revolving Line of Credit Note, dated as of February 18, 2005, by STAR Solutions of Delaware, Inc. and Wells Fargo Bank, N.A.

         10.7 Continuing Guaranty, dated as of February 18, 2005, by Incentra Solutions, Inc. in favor of Wells Fargo Bank, N.A.

         10.8 Continuing Security Agreement, dated as of February 18, 2005, by STAR Solutions of Delaware, Inc. in favor of Wells Fargo Bank, N.A.

         10.9 Security Agreement, dated as of February 18, 2005, by STAR Solutions of Delaware, Inc. in favor of Wells Fargo Bank, N.A.

         10.10 Amendment and Waiver, dated as of February 17, 2005, by and between Incentra Solutions, Inc. and Laurus Master Fund, Ltd.

         10.11 Common Stock Purchase Warrant, dated as of February 17, 2005, issued by Incentra Solutions, Inc. to Laurus Master Fund, Ltd.

         10.12 Waiver and Subordination Agreement, dated as of February 17, 2005, by and among Incentra Solutions, Inc., Laurus Master Fund Ltd. and Wells Fargo Bank, N.A.

         10.13 Standstill Agreement, dated as of February 18, 2005, by and among Incentra Solutions, Inc., Laurus Master Fund Ltd. and Wells Fargo Bank, N.A.

         99.1        Press Release, dated February 22, 2005, relating to the
                      acquisition of STAR Solutions of Delaware, Inc.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INCENTRA SOLUTIONS, INC.


Date:  February 23, 2005                    By: /s/ THOMAS P. SWEENEY III
                                               ---------------------------------
                                                    Thomas P. Sweeney III
                                                    Chief Executive Officer










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                                  EXHBIT INDEX

        NUMBER    DOCUMENTS
        ------    ---------

         2.1 Agreement and Plan of Merger, dated as of February 18, 2005, by and among Incentra Solutions, Inc., Incentra Merger Corp., STAR Solutions of Delaware, Inc. and Alfred Curmi.

         10.1 $2,500,000 Convertible Promissory Note, dated as of February 18, 2005, by Incentra Solutions, Inc. in favor of Alfred Curmi.

         10.2 Registration Rights Agreement, dated as of February 18, 2005, by and between Incentra Solutions, Inc. and Alfred Curmi.

         10.3 Employment Agreement, dated as of February 18, 2005, by and between STAR Solutions of Delaware, Inc. and Elaine Bellock.

         10.4 Consulting Agreement, dated as of February 18, 2005, by and between Incentra Solutions, Inc. and FGBB, Inc.

         10.5 Credit Agreement, dated as of February 18, 2005, by and between STAR Solutions of Delaware, Inc. and Wells Fargo Bank, N.A.

         10.6 Revolving Line of Credit Note, dated as of February 18, 2005, by STAR Solutions of Delaware, Inc. and Wells Fargo Bank, N.A.

         10.7 Continuing Guaranty, dated as of February 18, 2005, by Incentra Solutions, Inc. in favor of Wells Fargo Bank, N.A.

         10.8 Continuing Security Agreement, dated as of February 18, 2005, by STAR Solutions of Delaware, Inc. in favor of Wells Fargo Bank, N.A.

         10.9 Security Agreement, dated as of February 18, 2005, by STAR Solutions of Delaware, Inc. in favor of Wells Fargo Bank, N.A.

         10.10 Amendment and Waiver, dated as of February 17, 2005, by and between Incentra Solutions, Inc. and Laurus Master Fund, Ltd.

         10.11 Common Stock Purchase Warrant, dated as of February 17, 2005, issued by Incentra Solutions, Inc. to Laurus Master Fund, Ltd.

         10.12 Waiver and Subordination Agreement, dated as of February 17, 2005, by and among Incentra Solutions, Inc., Laurus Master Fund Ltd. and Wells Fargo Bank, N.A.


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         10.13    Standstill Agreement, dated as of February 18, 2005, by and among Incentra Solutions, Inc., Laurus Master Fund Ltd. and Wells Fargo Bank, N.A.

         99.1 Press Release, dated February 22, 2005, relating to the acquisition of STAR Solutions of Delaware, Inc.